Rule 497(e)
File Nos. 333-01153 and 811-07549

SCHWAB SELECT ANNUITY®

SUPPLEMENT Dated February 24, 2010
To the Prospectus dated May 1, 2009 for the
Variable Annuity-1 Series Account
of Great-West Life & Annuity Insurance Company

Effective April 27, 2010, the AllianceBernstein VPS International Value Portfolio will be closed to new Contributions and incoming Transfers (the “Closed Fund”).

As a result, effective as of April 27, 2010, new Contributions and/or incoming Transfers will not be accepted into the Closed Fund. Existing balances as of April 26, 2010 may remain in the Closed Fund.

Any Contract Owner utilizing the Automatic Contribution Plan or a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Sub-Account of the Closed Fund should contact an annuity account representative immediately to make alternate arrangements. If you fail to make alternate arrangements by April 27, 2010, any allocations made to the Sub-Account of the Closed Fund will be automatically directed to the Schwab Money Market™ Portfolio Sub-Account.

You may elect to transfer your Variable Account Value in the Sub-Account of the Closed Fund at any time by calling an annuity account representative at 1-800-838-0650, option 2, or in writing at Annuity Administration, PO Box 173920, Denver, CO 80217-3920. You may also use KeyTalk® at 1-800-838-0650, option 1, to elect a transfer from the Sub-Account of the Closed Fund to another Portfolio Sub-Account, or the website at www.schwab.com/annuities.

All other Portfolios in your Schwab Select Annuity® remain available as Contribution options in your Contract. As always, the availability of any Portfolio as an investment option is subject to change. See the Prospectus for more information concerning the addition, deletion, or substitution of Portfolios.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2009. Please keep this supplement for future reference.